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                                                                    EXHIBIT 99.5

                                 June 28, 2001


     I hereby consent to all references to me as a proposed director of XCare.net, Inc. and my professional history in the Registration Statement on Form S-4 of XCare.net filed on the date hereof, and any amendments thereto or other required filings with the Securities and Exchange Commission. I further consent to the filing of this consent as an exhibit of any such filing.


                                             /s/ ROBERT MURRIE
                                             --------------------------
                                             Name: Robert I. Murrie